Exhibit 10.6

Grant # <Number>

RESTRICTED STOCK AGREEMENT

This Restricted Stock Agreement ("Agreement") is made and entered into as of <Grant Date> (the "Grant Date") by and between Computer Sciences Corporation, a Nevada corporation (the "Company"), and <Name>, a full-time employee of the Company and/or one or more of its subsidiaries (the "Employee").

WHEREAS, pursuant to the Company's <Plan> Stock Incentive Plan (the "Plan"), the Company desires to grant to the Employee, and the Employee desires to accept, shares of common stock, par value $1.00 per share, of the Company (the "Common Stock"), upon the terms and conditions and subject to the restrictions set forth herein, which terms, conditions and restrictions have been approved by the committee of the Board of Directors administering the Plan (the "Committee");

NOW, THEREFORE, in consideration of the foregoing recital and the covenants set forth herein, the parties hereto hereby agree as follows:

The Company hereby grants to the Employee, and the Employee hereby accepts, <Shares Granted> shares of Common Stock , which shares shall be subject to all of the terms, conditions and restrictions set forth in this Agreement, including, without limitation, those set forth in Schedule "RA1" attached hereto and incorporated herein by this reference (the "Restricted Shares").

No Restricted Share shall be sold, exchanged, assigned, alienated, pledged, hypothecated, gifted or otherwise transferred in any manner except to the extent expressly permitted pursuant to this Agreement (the "Transfer Restrictions"); provided, however, that upon the date of expiration of each "Forfeiture Period" indicated below (or such earlier date upon which such Forfeiture Period shall terminate pursuant to this Agreement), the Transfer Restrictions shall cease to apply to the number of Restricted Shares indicated below across from such expiration date:

   Number of Expiration Date of

Restricted Shares Forfeiture Period

<Number of Shares Vesting> <Vesting Date>

<Number of Shares Vesting> <Vesting Date>

<Number of Shares Vesting> <Vesting Date>

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Grant Date.

EMPLOYEE

___________________________________________

<Name>

The Employee acknowledges receipt of the Plan and a Prospectus relating to the Restricted Stock, and further acknowledges that he or she has reviewed this Agreement and the related documents and accepts the provisions thereof.

___________________________________________

<Name>

<Address>

<Address>

<Address>

RESTRICTED STOCK SCHEDULE RA1

ADDITIONAL TERMS AND CONDITIONS

    Certain Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

      "Vesting Date" shall mean, with respect to each Restricted Share, the date upon which the Forfeiture Period for such share expires or terminates, and such Restricted Share shall be "vested" on and after the Vesting Date.

      The "Fair Market Value" of a share of Common Stock or a vested Restricted Share on any date shall be equal to the last sale price, regular way, of a share of Common Stock on such date (or in case the principal United States national securities exchange on which the Common Stock is listed or admitted to trading is not open on such date, the next preceding date upon which it is open), or in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on such securities exchange.

      "Change of Control" shall mean the first to occur of the following events: (A) the dissolution or liquidation of the Company; (B) a sale of substantially all of the property and assets of the Company; (C) a merger, consolidation, reorganization or other business combination to which the Company is a party and the consummation of which results in the Restricted Shares being exchanged for or converted into cash, property and/or securities not issued by the Company; (D) a merger, consolidation, reorganization or other business combination to which the Company is a party and the consummation of which does not result in the Restricted Shares being exchanged for or converted into cash, property and/or securities not issued by the Company, provided that the outstanding voting securities of the Company immediately prior to such business combination (or, if applicable, the securities of the Company into which such voting securities are converted as a result of such business combination) represent less than 50% of the voting power of the Company immediately following such business combination, (E) any date upon which the directors of the Company who were nominated by the Board of Directors for election as directors cease to constitute a majority of the directors of the Company or (F) a change of control of the Company of the type required to be disclosed in a proxy statement pursuant to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Exchange Act (as hereinafter defined).

    Accelerated Termination of Forfeiture Periods; Cancellation of Restricted Shares.

      Termination of Employment at Age 62 or Older Other than for Cause.

        If, prior to the expiration or termination of any Forfeiture Period, the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated at age 62 or older for no reason, or for any reason other than Cause (as hereinafter defined), including, without limitation, by reason of death, Permanent Disability or an Approved Leave of Absence (as such capitalized terms are hereinafter defined), then each such Forfeiture Period shall terminate immediately prior to the close of business on the date upon which the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated (the "Employment Termination Date") and all Restricted Shares shall thereafter be vested.

        "Cause" shall mean: (A) fraud, misappropriation, embezzlement or other act of material misconduct against the Company or any of its affiliates; (B) conviction of a felony involving a crime of moral turpitude; (C) willful and knowing violation of any rules or regulations of any governmental or regulatory body material to the business of the Company; or (D) substantial and willful failure to render services in accordance with the terms of his or her employment (other than as a result of illness, accident or other physical or mental incapacity), provided that (X) a demand for performance of services has been delivered to the Employee in writing by the Employee's supervisor at least 60 days prior to termination identifying the manner in which such supervisor believes that the Employee has failed to perform and (Y) the Employee has thereafter failed to remedy such failure to perform.

      Termination of Employment Without Cause or for Good Reason at Age 61 or Younger.

        If, prior to the expiration or termination of any Forfeiture Period, the Employee's status as a full-time employee of the Company or any of its subsidiaries is involuntarily terminated at age 61 or younger other than for Cause, or is voluntarily terminated at age 61 or younger for Good Reason (as hereinafter defined), then each such Forfeiture Period shall terminate immediately prior to the close of business on the Employment Termination Date and all Restricted Shares shall thereafter be vested.

          The Employee's voluntary termination of employment shall be deemed to be for "Good Reason" if it occurs within six months of any of the following without the Employee's express written consent:

            a material diminution in the Employee's duties, responsibilities or position;

            the Company awards to the Employee an annual bonus in respect of any year that is less than 100% of the amount awarded to the Employee in respect of any prior year, unless due to reduced performance by the Company or by the Employee, applying reasonably equivalent standards with respect to both years; or

            conduct by the Company occurs that would cause the Employee to commit fraudulent acts or would expose the Employee to criminal liability.

      Termination of Employment by Death or Permanent Disability at Age 61 or Younger.

          If, prior to the expiration or termination of any Forfeiture Period, the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated at age 61 or younger by reason of the death or Permanent Disability of the Employee, then each such Forfeiture Period shall terminate immediately prior to the close of business on the Employment Termination Date and all Restricted Shares shall thereafter be vested.

          "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Employee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Board of Directors of the Company in such form and manner, and at such times, as the Board of Directors may require. Any determination by the Board of Directors of the Company that the Employee does or does not have a Permanent Disability shall be final and binding upon the Company and the Employee.

      Approved Leave of Absence at Age 61 or Younger. If, prior to the expiration or termination of any Forfeiture Period, the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated at age 61 or younger by reason of a leave of absence approved in writing by the Company's Chief Executive Officer or Corporate Vice President of Human Resources (an "Approved Leave of Absence"), then:

        each such Forfeiture Period shall (subject to subparagraph (ii) below) not expire or terminate until, but shall terminate on, the later of:

          the date upon which it would otherwise have expired or terminated if the Employee had not ceased to be a full-time employee of the Company or its subsidiaries, or the date upon which the Employee shall again become a full-time employee of the Company or any of its subsidiaries; and

        all Restricted Shares subject to each such Forfeiture Period shall automatically be cancelled on the first anniversary of the Employment Termination Date if the Employee shall not have again become a full-time employee of the Company or any of its subsidiaries prior to such anniversary.

      Cancellation of Restricted Shares upon Other Termination of Employment. If, prior to the expiration or termination of any Forfeiture Period, the Employee's status as a full-time employee of the Company or any of its subsidiaries is involuntarily terminated for Cause, or is voluntarily terminated at age 61 or younger for any reason other than Good Reason, death, Permanent Disability or an Approved Leave of Absence, then, unless the Committee shall determine otherwise prior to the Employment Termination Date, all Restricted Shares subject to each such Forfeiture Period shall automatically be cancelled as of the close of business on the Employment Termination Date.

      Change of Control. Immediately prior to a Change of Control, all applicable Forfeiture Periods shall terminate and all Restricted Shares shall thereafter be vested.

      Other Events.

        The Committee, in its sole discretion, may accelerate the expiration or termination of any Forfeiture Period at any time and for any reason.

        Unless the Committee, by vote of a majority of the directors of the Company who are, and immediately prior to such event were, members of the Committee, shall determine otherwise within ten business days thereafter, all applicable Forfeiture Periods shall terminate and all Restricted Shares shall thereafter be vested upon the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 30% or more of the voting power of the Company, provided, however, that the terms "person" and "entity," as used in this subsection (c)(ii), shall not include (A) the Company or any of its subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, or (C) any entity holding voting securities of the Company for, or pursuant to, the terms of any such plan.

    Payment of Taxes.

      If the Company and/or the Employee's employer (the "Employer") are obligated to withhold an amount on account of any federal, state or local tax imposed as a result of the grant of the Restricted Shares and/or the expiration or termination of the Transfer Restrictions on any of the Restricted Shares pursuant to this Agreement (collectively, "Taxes"), including, without limitation, any federal, state or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax (the date upon which the Company and/or the Employer becomes so obligated shall be referred to herein as the "Withholding Date"), then the Employee shall pay to the Company on the Withholding Date, the minimum aggregate amount that the Company and the Employer are so obligated to withhold, as such amount shall be determined by the Company (the "Minimum Withholding Liability"), which payment shall be made by the automatic cancellation by the Company of a portion of such Restricted Shares that shall have vested (such shares to be valued on the basis of the aggregate Fair Market Value thereof on the Withholding Date); provided, however, that the Employee may instead pay to the Company, by check or wire transfer delivered or made within three business days after the Withholding Date, an amount equal to or greater than the Minimum Withholding Liability.

      The Employee acknowledges that neither the Company nor the Employer has:

        except to the extent specifically set forth in a prospectus delivered by the Company to the Employee together with this Agreement, made any representation or given any advice to the Employee with respect to the realization or recognition of any Taxes by the Employee; or

        undertaken or agreed to structure the Restricted Shares, or the grant of the Restricted Shares, to reduce or eliminate the Employee's liability or potential liability for Taxes.

      If the Employee shall make an election under Section 83(b) of the U.S. Internal Revenue Code, or similar election under foreign law, with respect to the Restricted Shares, then the Employee shall deliver a copy of such election to the Company's Stock Plan Administration Department at the same time that it is filed with the U.S. Internal Revenue Service or applicable foreign authority, respectively.

    Escrow.

      Until a Forfeiture Period shall expire or terminate (i) all Restricted Shares subject to such Forfeiture Period (together with any cash, property and/or securities comprising all or any part of such Restricted Shares as provided in Section 5 hereof) shall be subject to the Transfer Restrictions, (ii) all such Restricted Shares shall be held in escrow in the custody of the Secretary of the Company and (iii) the record address of each holder of record of any of such Restricted Shares shall be c/o the Secretary of the Company at the address of the Company's principal executive office.

      From and after the date upon which such Restricted Shares shall vest, the holder of record thereof (or, subject to Section 6(a) hereof, such holder's designated beneficiary) shall be entitled to receive such Restricted Shares (together with any cash, property and/or securities comprising all or any part thereof as provided in Section 5 hereof), in, at the Employee's option, certificated or uncertificated form, which shares shall not be subject to the Transfer Restrictions.

    Voting; Dividends; Certain Corporate Transactions. The holder of record of any Restricted Share shall be entitled to exercise all voting rights with respect to such share and to receive all regular, quarterly cash dividends paid with respect thereto. In the event that the outstanding securities of any class then comprising the Restricted Shares are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, then, unless the Committee shall determine otherwise, the term "Restricted Shares," as used in this Agreement, shall, from and after the date of such event, include such cash, property and/or securities so distributed in respect of the Restricted Shares, or into or for which the Restricted Shares are so increased, decreased, exchanged or converted.

    Transferability. No Restricted Share nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner until such Restricted Share has vested; provided, however, that if such Restricted Share shall vest upon the date of the Employee's death, then:

      such Restricted Share may be transferred, immediately prior to such vesting, pursuant to a beneficiary designation in the form prescribed by the Company, duly executed by the Employee (a "Beneficiary Designation"); and

      if, at the time of such death, there is no such duly executed Beneficiary Designation covering such Restricted Share, the Restricted Share shall instead vest and be transferred by will or the laws of descent and distribution.

    Data Privacy.

      In order to implement, administer, manage and account for the Employee's participation in the Plan, the Company and/or the Employer:

        collect and use certain personal data regarding the Employee, including, without limitation, the Employee's name, home address and telephone number, work address and telephone number, work e-mail address, date of birth, social insurance or other identification number, term of employment, employment status, nationality and tax residence, and details regarding the terms and conditions, grant, vesting, cancellation, termination and expiration of all restricted stock and other stock-based incentives granted, awarded or sold to the Employee by the Company (collectively, the "Data");

        transfer the Data, in electronic or other form, to employees of the Company and its subsidiaries, and to third parties, who are involved in the implementation, administration and/or management of, and/or accounting for, the Plan, which recipients may be located in the Employee's country or in other countries that may have different data privacy laws and protections than the Employee's country;

        may transfer the Data, in electronic or other form, to a broker or other third party with whom the Employee has elected to deposit any Restricted Shares that are no longer subject to the Transfer Restrictions; and

        retain the Data for only as long as may be necessary in order to implement, administer, manage and account for the Employee's participation in the Plan.

      The Employee hereby consents to the collection, use, transfer and retention of the Data, as described in this Agreement, for the exclusive purpose of implementing, administering, managing and accounting for the Employee's participation in the Plan.

      The Employee understands that by contacting his or her local human resources representative, the Employee may:

        view the Data;

        correct any inaccurate information included within the Data;

        request additional information regarding the storage and processing of the Data request a list with the names and addresses of any potential recipients of the Data; and

        under certain circumstances and with certain consequences, prevent further use, transfer, retention and/or processing of the Data.

    Plan. The Restricted Shares are granted pursuant to the Plan, as in effect on the Grant Date, and are subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive the Employee, without his or her consent, of the Restricted Shares or of any of the Employee's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon the Employee. Until a Restricted Share vests, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to the holder of record of such Restricted Share.

    Employment Rights. No provision of this Agreement shall (a) be deemed to form an employment contract or relationship with the Company or any of its subsidiaries, (b) confer upon the Employee any right to be or continue to be in the employ of the Company or any of its subsidiaries, (c) affect the right of the Employer to terminate the employment of the Employee, with or without cause, or (d) confer upon the Employee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. The Employee hereby acknowledges and agrees that the Employer may terminate the employment of the Employee at any time and for any reason, or for no reason, unless applicable law provides otherwise or unless the Employee and the Employer are parties to a written employment agreement that expressly provides otherwise.

    Nature of Company Restricted Stock Grants. The Employee acknowledges and agrees that:

      the Plan was established voluntarily by the Company, it is discretionary in nature and it may be modified, suspended or terminated by the Company at any time, as provided in the Plan and this Agreement;

      the Company grants restricted stock voluntarily and on an occasional basis, and the receipt of the Restricted Shares by the Employee does not create any contractual or other right to receive any future grant of restricted stock, or any benefits in lieu of a grant of restricted stock;

      all decisions with respect to future grants of restricted stock by the Company will be made in the sole discretion of the Company;

      the Employee is voluntarily participating in the Plan;

      restricted stock is an extraordinary item which does not constitute compensation of any kind for services rendered to the Company or the Employer, and which is outside the scope of the Employee's employment contract, if any;

      restricted stock is not part of normal or expected compensation or salary for any purposes, including, without limitation, for purposes of calculating any severance, resignation, termination, redundancy or end-of-service payments, or any bonuses, long-service awards or pension or retirement benefits, or any similar payments;

      the future value of the Restricted Shares is unknown and cannot be predicted with certainty; and

      the Employee hereby indemnifies the Company and the Employer against, and irrevocably releases and holds them harmless from, any claim or entitlement to compensation or damages arising from the cancellation of the Restricted Shares in accordance with this Agreement, or any diminution in the value of the Restricted Shares.

    Successors. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, on the one hand, and the Employee and his or her heirs, beneficiaries, legatees and personal representatives, on the other hand.

    Entire Agreement; Amendments and Waivers. This Agreement embodies the entire understanding and agreement of the parties with respect to the subject matter hereof, and no promise, condition, representation or warranty, express or implied, not stated or incorporated by reference herein, shall bind either party hereto. None of the terms and conditions of this Agreement may be amended, modified, waived or canceled except by a writing, signed by the parties hereto specifying such amendment, modification, waiver or cancellation. A waiver by either party at any time of compliance with any of the terms and conditions of this Agreement shall not be considered a modification, cancellation or consent to a future waiver of such terms and conditions or of any preceding or succeeding breach thereof, unless expressly so stated.

    Severability. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

    Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, United States of America, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. Any action, suit or proceeding to enforce the terms and provisions of this Agreement, or to resolve any dispute or controversy arising under or in any way relating to this Agreement, may be brought in the state courts for the County of Washoe, State of Nevada, United States of America, and the parties hereto hereby consent to the jurisdiction of such courts. If the Employee has received this or any other document related to the Plan translated into a language other than English, and the translated version is different than the English version, the English version will control.

Grant # <Number>

RESTRICTED STOCK AGREEMENT

[In Lieu of Cash Bonus]

This Restricted Stock Agreement ("Agreement") is made and entered into as of <Grant Date> (the "Grant Date") by and between Computer Sciences Corporation, a Nevada corporation (the "Company"), and <Name>, a full-time employee of the Company and/or one or more of its subsidiaries (the "Employee").

WHEREAS, pursuant to the Company's <Plan> Stock Incentive Plan (the "Plan"), the Company desires to grant to the Employee, and the Employee desires to accept, shares of common stock, par value $1.00 per share, of the Company (the "Common Stock"), upon the terms and conditions and subject to the restrictions set forth herein, which terms, conditions and restrictions have been approved by the committee of the Board of Directors administering the Plan (the "Committee");

NOW, THEREFORE, in consideration of the foregoing recital and the covenants set forth herein, the parties hereto hereby agree as follows:

The Company hereby grants to the Employee, and the Employee hereby accepts, <Shares Granted> shares of Common Stock , which shares shall be subject to all of the terms, conditions and restrictions set forth in this Agreement, including, without limitation, those set forth in Schedule "R2" attached hereto and incorporated herein by this reference (the "Restricted Shares").

No Restricted Share shall be sold, exchanged, assigned, alienated, pledged, hypothecated, gifted or otherwise transferred in any manner except to the extent expressly permitted pursuant to this Agreement (the "Transfer Restrictions"); provided, however, that upon the date of expiration of each "Forfeiture Period" indicated below (or such earlier date upon which such Forfeiture Period shall terminate pursuant to this Agreement), the Transfer Restrictions shall cease to apply to the number of Restricted Shares indicated below across from such expiration date:

   Number of Expiration Date of

Restricted Shares Forfeiture Period

<Number of Shares Vesting> <Vesting Date>

<Number of Shares Vesting> <Vesting Date>

<Number of Shares Vesting> <Vesting Date>

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Grant Date.

EMPLOYEE

___________________________________________

<Name>

The Employee acknowledges receipt of the Plan and a Prospectus relating to the Restricted Stock, and further acknowledges that he or she has reviewed this Agreement and the related documents and accepts the provisions thereof.

___________________________________________

<Name>

<Address>

<Address>

<Address>

RESTRICTED STOCK SCHEDULE R2

ADDITIONAL TERMS AND CONDITIONS

    Forfeiture Obligations.

      Certain Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

        "Vesting Date" shall mean, with respect to each Restricted Share, the date upon which the Forfeiture Period for such share expires or terminates, and such Restricted Share shall be "vested" on and after the Vesting Date.

        "Measurement Period" shall mean, with respect to each Vesting Date, the period set forth in Section 1(c)(i) or (ii) hereof, respectively.

        The "Fair Market Value" of a share of Common Stock or a vested Restricted Share on any date shall be equal to the last sale price, regular way, of a share of Common Stock on such date (or in case the principal United States national securities exchange on which the Common Stock is listed or admitted to trading is not open on such date, the next preceding date upon which it is open), or in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on such securities exchange.

      Refund of Stock Value. If any of the events set forth in Section 1(c)(i) or (ii) hereof shall occur during the Measurement Period for any Vesting Date, then the Employee shall immediately deliver to the Company an amount in cash equal to the aggregate Fair Market Value, determined as of such Vesting Date, of all Restricted Shares which vested on such Vesting Date.

      Triggering Events. The events referred to in Section 1(b) hereof are as follows:

        Competing With the Company after Voluntary Termination of Employment and Prior to Six Months after a Vesting Date. The Employee participating, as a director, officer, employee, agent, consultant or greater than 5% equityholder (collectively, "Participating"), in any of the following during the period of time commencing on the date upon which the Employee's status as a full-time employee of the Company or its affiliates is voluntarily terminated (the "Voluntary Employment Termination Date"), there being a presumption that any termination of employment is voluntary, and continuing until six months after a Vesting Date (for the purpose of such event, and with respect to each such Vesting Date, the "Measurement Period"):

          Participating in any manner in any enterprise that competes with, or is becoming a competitor of, the Company (if the Employee is a Corporate Employee) or any operating business unit of the Company in which the Employee has been employed within one year prior to the Voluntary Employment Termination Date (if the Employee is not a Corporate Employee) in any city in which the Company or such business unit, respectively, provides services or products on the Voluntary Employment Termination Date; or

          Participating in any other organization or business, which organization or business, or which Participation therein, is or is becoming otherwise prejudicial to or in conflict with the interests of the Company.

        Engaging in Certain Activities after Voluntary or Involuntary Termination of Employment and Prior to One Year after a Vesting Date. The Employee engaging in any of the following activities during the period of time commencing on the date upon which the Employee's status as a full-time employee of the Company or its affiliates is voluntarily or involuntarily terminated (the "Employment Termination Date") and continuing until one year after a Vesting Date (for the purpose of such events, and with respect to each such Vesting Date, the "Measurement Period"):

          Solicitation of Customers or Prospective Customers. Directly or indirectly soliciting any of the following with respect to any of the services or products that the Company or any of its affiliates then provide to customers:

            any person or entity that the Employee knew to be a customer of the Company or any of its affiliates; or

            any person or entity whose business the Employee solicited on behalf of the Company or its affiliates during the one-year period preceding the Employment Termination Date.

          Solicitation or Hiring of Employees. Directly or indirectly soliciting or hiring any person who then is an employee of the Company or any of its affiliates.

          Disclosure of Confidential Information. Use, or disclosure, communication or delivery to any person or entity, of any confidential business information or trade secrets that the Employee obtained during the course of his or her employment with the Company or any of its affiliates (collectively, "Confidential Information"). Confidential Information includes, without limitation, the following:

            non-public financial information;

            non-public operational information, including, without limitation, information relating to business or market strategies, pricing policies and methodologies, research and development plans, or the introduction of new services or products;

            information regarding employees, including, without limitation, names, addresses, contact information and compensation;

            information regarding customers and suppliers, including, without limitation, names, addresses, contact information and requirements, and the terms and conditions of the business arrangements with such customers and suppliers;

            information regarding potential acquisitions or dispositions of businesses or products; and

            information relating to proprietary technological or intellectual property, or the operational or functional features or limitations thereof.

      Release of Forfeiture Obligations.

        Notwithstanding the foregoing, the Employee shall be released from (A) all of his or her obligations under Section 1(b) hereof in the event that a Change of Control (as hereinafter defined) occurs within three years prior to the Employment Termination Date, and (B) some or all of his or her obligations under Section 1(b) hereof in the event that the Committee (if the Employee is an executive officer of the Company) or the Company's Chief Executive Officer (if the Employee is not an executive officer of the Company) shall determine, in their respective sole discretion, that such release is in the best interests of the Company.

        "Change of Control" shall mean the first to occur of the following events: (A) the dissolution or liquidation of the Company; (B) a sale of substantially all of the property and assets of the Company; (C) a merger, consolidation, reorganization or other business combination to which the Company is a party and the consummation of which results in the Restricted Shares being exchanged for or converted into cash, property and/or securities not issued by the Company; (D) a merger, consolidation, reorganization or other business combination to which the Company is a party and the consummation of which does not result in the Restricted Shares being exchanged for or converted into cash, property and/or securities not issued by the Company, provided that the outstanding voting securities of the Company immediately prior to such business combination (or, if applicable, the securities of the Company into which such voting securities are converted as a result of such business combination) represent less than 50% of the voting power of the Company immediately following such business combination, (E) any date upon which the directors of the Company who were nominated by the Board of Directors for election as directors cease to constitute a majority of the directors of the Company or (F) a change of control of the Company of the type required to be disclosed in a proxy statement pursuant to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Exchange Act (as hereinafter defined).

      Effect on Other Rights and Remedies. The rights of the Company set forth in this Section 1 shall not limit or restrict in any manner any rights or remedies which the Company or any of its affiliates may have under law or under any separate employment, confidentiality or other agreement with the Employee or otherwise with respect to the events described in Section 1(c) hereof.

      Reasonableness. The Employee agrees that the terms and conditions set forth in this Agreement are fair and reasonable and are reasonably required for the protection of the interests of the Company. If, however, in any judicial proceeding any provision of this Agreement is found to be so broad as to be unenforceable, the Employee and the Company agree that such provision shall be interpreted to be only so broad as to be enforceable.

    Accelerated Termination of Forfeiture Periods; Cancellation of Restricted Shares.

      Termination of Employment at Age 62 or Older Other than for Cause with at least 10 Years of Service.

        If, prior to the expiration or termination of any Forfeiture Period, the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated at age 62 or older for no reason, or for any reason other than Cause (as hereinafter defined), including, without limitation, by reason of death, permanent disability, a Lay-Off or an Approved Leave of Absence (as such capitalized terms are hereinafter defined), and the Employee shall have been (or for any other purpose shall have been treated as if he or she had been) a continuous full-time employee of the Company or its subsidiaries for at least 10 years immediately prior to the date of termination of full-time status, then each such Forfeiture Period shall terminate immediately prior to the close of business on the Employment Termination Date and all Restricted Shares shall thereafter be vested.

        "Cause" shall mean: (A) fraud, misappropriation, embezzlement or other act of material misconduct against the Company or any of its affiliates; (B) conviction of a felony involving a crime of moral turpitude; (C) willful and knowing violation of any rules or regulations of any governmental or regulatory body material to the business of the Company; or (D) substantial and willful failure to render services in accordance with the terms of his or her employment (other than as a result of illness, accident or other physical or mental incapacity), provided that (X) a demand for performance of services has been delivered to the Employee in writing by the Employee's supervisor at least 60 days prior to termination identifying the manner in which such supervisor believes that the Employee has failed to perform and (Y) the Employee has thereafter failed to remedy such failure to perform.

      Lay-Off or Approved Leave of Absence. If, prior to the expiration or termination of any Forfeiture Period, the Employee's status as a full-time employee of the Company or any of its subsidiaries is terminated (other than pursuant to Section 2(a)(i) hereof) by reason of a permanent or temporary lay-off (a "Lay-Off") or a leave of absence approved in writing by the Company's Chief Executive Officer or Corporate Vice President of Human Resources (an "Approved Leave of Absence"), then:

        each such Forfeiture Period shall (subject to subparagraph (ii) below) not expire or terminate until, but shall terminate on, the later of:

          the date upon which it would otherwise have expired or terminated if the Employee had not ceased to be a full-time employee of the Company or its subsidiaries, or the date upon which the Employee shall again become a full-time employee of the Company or any of its subsidiaries; and

        all Restricted Shares subject to each such Forfeiture Period shall automatically be cancelled on the first anniversary of the Employment Termination Date if the Employee shall not have again become a full-time employee of the Company or any of its subsidiaries prior to such anniversary.

      Cancellation of Restricted Shares upon Other Termination of Employment. If, prior to the expiration or termination of any Forfeiture Period, the Employee's status as a full-time employee of the Company or any of its subsidiaries is voluntarily or involuntarily terminated other than pursuant to Section 2(a)(i) or (b) hereof, then, unless the Committee shall determine otherwise prior to the Employment Termination Date, all Restricted Shares subject to each such Forfeiture Period shall automatically be cancelled as of the close of business on the Employment Termination Date.

      Change of Control. Immediately prior to a Change of Control, all applicable Forfeiture Periods shall terminate and all Restricted Shares shall thereafter be vested.

      Other Events.

        The Committee, in its sole discretion, may accelerate the expiration or termination of any Forfeiture Period at any time and for any reason.

        Unless the Committee, by vote of a majority of the directors of the Company who are, and immediately prior to such event were, members of the Committee, shall determine otherwise within ten business days thereafter, all applicable Forfeiture Periods shall terminate and all Restricted Shares shall thereafter be vested upon the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 30% or more of the voting power of the Company, provided, however, that the terms "person" and "entity," as used in this subsection (c)(ii), shall not include (A) the Company or any of its subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, or (C) any entity holding voting securities of the Company for, or pursuant to, the terms of any such plan.

    Payment of Taxes.

      If the Company and/or the Employee's employer (the "Employer") are obligated to withhold an amount on account of any federal, state or local tax imposed as a result of the grant of the Restricted Shares and/or the expiration or termination of the Transfer Restrictions on any of the Restricted Shares pursuant to this Agreement (collectively, "Taxes"), including, without limitation, any federal, state or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax (the date upon which the Company and/or the Employer becomes so obligated shall be referred to herein as the "Withholding Date"), then the Employee shall pay to the Company on the Withholding Date, the minimum aggregate amount that the Company and the Employer are so obligated to withhold, as such amount shall be determined by the Company (the "Minimum Withholding Liability"), which payment shall be made by the automatic cancellation by the Company of a portion of such Restricted Shares that shall have vested (such shares to be valued on the basis of the aggregate Fair Market Value thereof on the Withholding Date); provided, however, that the Employee may instead pay to the Company, by check or wire transfer delivered or made within three business days after the Withholding Date, an amount equal to or greater than the Minimum Withholding Liability.

      The Employee acknowledges that neither the Company nor the Employer has:

        except to the extent specifically set forth in a prospectus delivered by the Company to the Employee together with this Agreement, made any representation or given any advice to the Employee with respect to the realization or recognition of any Taxes by the Employee; or

        undertaken or agreed to structure the Restricted Shares, or the grant of the Restricted Shares, to reduce or eliminate the Employee's liability or potential liability for Taxes.

      If the Employee shall make an election under Section 83(b) of the U.S. Internal Revenue Code, or similar election under foreign law, with respect to the Restricted Shares, then the Employee shall deliver a copy of such election to the Company's Stock Plan Administration Department at the same time that it is filed with the U.S. Internal Revenue Service or applicable foreign authority, respectively.

    Escrow.

      Until a Forfeiture Period shall expire or terminate (i) all Restricted Shares subject to such Forfeiture Period (together with any cash, property and/or securities comprising all or any part of such Restricted Shares as provided in Section 5 hereof) shall be subject to the Transfer Restrictions, (ii) all such Restricted Shares shall be held in escrow in the custody of the Secretary of the Company and (iii) the record address of each holder of record of any of such Restricted Shares shall be c/o the Secretary of the Company at the address of the Company's principal executive office.

      From and after the date upon which such Restricted Shares shall vest, the holder of record thereof (or, subject to Section 6(a) hereof, such holder's designated beneficiary) shall be entitled to receive such Restricted Shares (together with any cash, property and/or securities comprising all or any part thereof as provided in Section 5 hereof), in, at the Employee's option, certificated or uncertificated form, which shares shall not be subject to the Transfer Restrictions.

    Voting; Dividends; Certain Corporate Transactions. The holder of record of any Restricted Share shall be entitled to exercise all voting rights with respect to such share and to receive all regular, quarterly cash dividends paid with respect thereto. In the event that the outstanding securities of any class then comprising the Restricted Shares are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, then, unless the Committee shall determine otherwise, the term "Restricted Shares," as used in this Agreement, shall, from and after the date of such event, include such cash, property and/or securities so distributed in respect of the Restricted Shares, or into or for which the Restricted Shares are so increased, decreased, exchanged or converted.

    Transferability. No Restricted Share nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner until such Restricted Share has vested; provided, however, that if such Restricted Share shall vest upon the date of the Employee's death, then:

      such Restricted Share may be transferred, immediately prior to such vesting, pursuant to a beneficiary designation in the form prescribed by the Company, duly executed by the Employee (a "Beneficiary Designation"); and

      if, at the time of such death, there is no such duly executed Beneficiary Designation covering such Restricted Share, the Restricted Share shall instead vest and be transferred by will or the laws of descent and distribution.

    Data Privacy.

      In order to implement, administer, manage and account for the Employee's participation in the Plan, the Company and/or the Employer:

        collect and use certain personal data regarding the Employee, including, without limitation, the Employee's name, home address and telephone number, work address and telephone number, work e-mail address, date of birth, social insurance or other identification number, term of employment, employment status, nationality and tax residence, and details regarding the terms and conditions, grant, vesting, cancellation, termination and expiration of all restricted stock and other stock-based incentives granted, awarded or sold to the Employee by the Company (collectively, the "Data");

        transfer the Data, in electronic or other form, to employees of the Company and its subsidiaries, and to third parties, who are involved in the implementation, administration and/or management of, and/or accounting for, the Plan, which recipients may be located in the Employee's country or in other countries that may have different data privacy laws and protections than the Employee's country;

        may transfer the Data, in electronic or other form, to a broker or other third party with whom the Employee has elected to deposit any Restricted Shares that are no longer subject to the Transfer Restrictions; and

        retain the Data for only as long as may be necessary in order to implement, administer, manage and account for the Employee's participation in the Plan.

      The Employee hereby consents to the collection, use, transfer and retention of the Data, as described in this Agreement, for the exclusive purpose of implementing, administering, managing and accounting for the Employee's participation in the Plan.

      The Employee understands that by contacting his or her local human resources representative, the Employee may:

        view the Data;

        correct any inaccurate information included within the Data;

        request additional information regarding the storage and processing of the Data request a list with the names and addresses of any potential recipients of the Data; and

        under certain circumstances and with certain consequences, prevent further use, transfer, retention and/or processing of the Data.

    Plan. The Restricted Shares are granted pursuant to the Plan, as in effect on the Grant Date, and are subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive the Employee, without his or her consent, of the Restricted Shares or of any of the Employee's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon the Employee. Until a Restricted Share vests, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to the holder of record of such Restricted Share.

    Employment Rights. No provision of this Agreement shall (a) be deemed to form an employment contract or relationship with the Company or any of its subsidiaries, (b) confer upon the Employee any right to be or continue to be in the employ of the Company or any of its subsidiaries, (c) affect the right of the Employer to terminate the employment of the Employee, with or without cause, or (d) confer upon the Employee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. The Employee hereby acknowledges and agrees that the Employer may terminate the employment of the Employee at any time and for any reason, or for no reason, unless applicable law provides otherwise or unless the Employee and the Employer are parties to a written employment agreement that expressly provides otherwise.

    Nature of Company Restricted Stock Grants. The Employee acknowledges and agrees that:

      the Plan was established voluntarily by the Company, it is discretionary in nature and it may be modified, suspended or terminated by the Company at any time, as provided in the Plan and this Agreement;

      the Company grants restricted stock voluntarily and on an occasional basis, and the receipt of the Restricted Shares by the Employee does not create any contractual or other right to receive any future grant of restricted stock, or any benefits in lieu of a grant of restricted stock;

      all decisions with respect to future grants of restricted stock by the Company will be made in the sole discretion of the Company;

      the Employee is voluntarily participating in the Plan;

      restricted stock is an extraordinary item which does not constitute compensation of any kind for services rendered to the Company or the Employer, and which is outside the scope of the Employee's employment contract, if any;

      restricted stock is not part of normal or expected compensation or salary for any purposes, including, without limitation, for purposes of calculating any severance, resignation, termination, redundancy or end-of-service payments, or any bonuses, long-service awards or pension or retirement benefits, or any similar payments;

      the future value of the Restricted Shares is unknown and cannot be predicted with certainty; and

      the Employee hereby indemnifies the Company and the Employer against, and irrevocably releases and holds them harmless from, any claim or entitlement to compensation or damages arising from the cancellation of the Restricted Shares in accordance with this Agreement, or any diminution in the value of the Restricted Shares.

    Successors. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, on the one hand, and the Employee and his or her heirs, beneficiaries, legatees and personal representatives, on the other hand.

    Entire Agreement; Amendments and Waivers. This Agreement embodies the entire understanding and agreement of the parties with respect to the subject matter hereof, and no promise, condition, representation or warranty, express or implied, not stated or incorporated by reference herein, shall bind either party hereto. None of the terms and conditions of this Agreement may be amended, modified, waived or canceled except by a writing, signed by the parties hereto specifying such amendment, modification, waiver or cancellation. A waiver by either party at any time of compliance with any of the terms and conditions of this Agreement shall not be considered a modification, cancellation or consent to a future waiver of such terms and conditions or of any preceding or succeeding breach thereof, unless expressly so stated.

    Severability. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

    Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, United States of America, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. Any action, suit or proceeding to enforce the terms and provisions of this Agreement, or to resolve any dispute or controversy arising under or in any way relating to this Agreement, may be brought in the state courts for the County of Washoe, State of Nevada, United States of America, and the parties hereto hereby consent to the jurisdiction of such courts. If the Employee has received this or any other document related to the Plan translated into a language other than English, and the translated version is different than the English version, the English version will control.